UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2015

CAMBRIDGE CAPITAL ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36229	46-3774077
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

525 South Flagler Drive, Suite 201, West Palm Beach, FL 33401
(Address of Principal Executive Offices) (Zip Code)

(561) 932-1600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

COMMENCING AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K (THIS “REPORT”), CAMBRIDGE CAPITAL ACQUISITION CORPORATION (“CAMBRIDGE”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SHAREHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING CAMBRIDGE SECURITIES, REGARDING ITS PROPOSED BUSINESS COMBINATION WITH ABILITY COMPUTER & SOFTWARE INDUSTRIES LTD. (“ABILITY” OR THE “COMPANY”), AS DESCRIBED IN THIS REPORT. THIS REPORT, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF CAMBRIDGE’S INITIAL PUBLIC OFFERING (“IPO”) DECLARED EFFECTIVE IN DECEMBER 2013, IS ASSISTING CAMBRIDGE IN THESE EFFORTS, FOR WHICH EBC WILL RECEIVE A FEE. CAMBRIDGE, ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF CAMBRIDGE SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION.

SHAREHOLDERS OF CAMBRIDGE AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, CAMBRIDGE’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT AND THE REGISTRATION STATEMENT TO BE FILED BY CAMBRIDGE’S WHOLLY-OWNED SUBSIDIARY, CAMBRIDGE HOLDCO CORP. (“HOLDCO”), IN CONNECTION WITH CAMBRIDGE’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS AND THE REGISTRATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ CAMBRIDGE’S FINAL PROSPECTUS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) ON JUNE 6, 2015, AND CAMBRIDGE’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2014 AND QUARTERLY REPORT ON FORM 10-Q FOR THE PERIOD ENDED JUNE 30, 2015, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF CAMBRIDGE’S OFFICERS AND DIRECTORS AND OF EBC AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT AND PROSPECTUS TO BE INCLUDED IN HOLDCO’S REGISTRATION STATEMENT WILL BE MAILED TO SHAREHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE BUSINESS COMBINATION. SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENTS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: CAMBRIDGE CAPITAL ACQUISITION CORPORATION, 525 SOUTH FLAGLER DRIVE, SUITE 201, WEST PALM BEACH, FL 33401, ATTN: BENJAMIN GORDON. THESE DOCUMENTS, ONCE AVAILABLE, AND THE FINAL PROSPECTUS AND ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

CERTAIN OF ABILITY’S FINANCIAL INFORMATION AND DATA CONTAINED IN THE EXHIBITS HERETO ARE UNAUDITED.

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ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

This report and the exhibits hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CAMBRIDGE, HOLDCO or ABILITY, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

This report and the exhibits hereto include “forward-looking statements.” ABILITY’s actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, CAMBRIDGE’S and ABILITY’s expectations with respect to future performance, anticipated financial impacts of the BUSINESS COMBINATION and related transactions; approval of the BUSINESS COMBINATION and related transactions by security holders; the satisfaction of the closing conditions to the BUSINESS COMBINATION and related transactions; and the timing of the completion of the BUSINESS COMBINATION and related transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the parties’ control and difficult to predict. Factors that may cause such differences include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the business in which ABILITY is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of SERVICES THAT ABILITY PROVIDES; general economic conditions; and geopolitical events and regulatory changes. Other factors include the possibility that the BUSINESS COMBINATION does not close, including due to the failure to receive required security holder approvals, or the failure TO SATISFY other closing conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in CAMBRIDGE’S most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning CAMBRIDGE and ABILITY, the BUSINESS COMBINATION, the related transactions or other matters and attributable to CAMBRIDGE and ABILITY or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither CAMBRIDGE nor ABILITY undertakeS or acceptS any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

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Item 1.01	Entry into a Material Definitive Agreement.

General; Structure of Business Combination

As of September 6, 2015, Cambridge Capital Acquisition Corporation, a Delaware corporation (“Cambridge”), entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) by and among Cambridge, Cambridge Holdco Corp., a Cayman Islands company and wholly owned subsidiary of Cambridge (“Holdco”), Ability Computer & Software Industries Ltd., an Israeli company (“Ability” or the “Company”) and the shareholders listed on the signature page thereto (the “Shareholders”).

Ability provides advanced interception, monitoring and cyber intelligence tools to serve the needs and increasing challenges of security and intelligence agencies, military forces, law enforcement and homeland security agencies worldwide. Ability offers customers a variety of products and customized solutions designed to meet their specific needs. Ability’s product portfolio includes interception systems of satellite and cellular communications, advanced geo-location systems, cyber-security solutions and a crime prevention system. Ability’s interception systems for satellite and cellular networks are used to intercept voice conversations, messages, and data transmitted over the air. Ability’s geo-location system is used to geographically target mobile phones and is sold independently or as an additional feature of the active interception system. Ability’s cyber-security solution provides the user with the ability to extract and view information from a mobile phone and listen to communications over the phone. Ability’s crime prevention solution, which has not yet been commercialized, is designed as a software solution to analyze information extracted from mobile phones and provide predictive data. Ability believes its advanced comprehensive capabilities in both the area of interception of communications and the decryption of such communications sets the Company apart from competitors.

The following summaries of the Merger Agreement and the other agreements to be entered into by the parties in connection with the business combination are qualified in their entirety by reference to the text of the agreements, certain of which are attached as exhibits hereto and are incorporated herein by reference.

The Merger Agreement provides for a business combination transaction by means of (i) the merger of Cambridge with and into Holdco, with Holdco surviving and becoming a new public company and (ii) the subsequent exchange of 100% of the ordinary shares of Ability by the Shareholders for ordinary shares of Holdco. Under the Merger Agreement, the Shareholders will receive their pro rata portion of: (i) 17,173,267 ordinary shares of Holdco; (ii) $18,150,000 in cash; and (iii) an additional number of ordinary shares of Holdco to be issued upon and subject to Ability achieving certain net income targets following the share exchange, as describe below.

The Shareholders will be entitled to receive additional payments of Holdco shares based on Ability’s achievement of specified net income targets in the fiscal years ending December 31, 2015, 2016, 2017 and 2018. The following table sets forth the net income targets and the number of Holdco shares issuable to the Shareholders upon the achievement of such targets:

Year ending December 31,	Net Income Target	Number of Holdco Shares
2015	$27,000,000	3,600,000
2016	$40,000,000	1,850,000
2017	$60,000,000	2,000,000
2018	$80,000,000	1,000,000

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Under the Merger Agreement, each of the Shareholders shall have the right, on one occasion during the 90 day period following the second anniversary of the closing of the business combination, to put to Holdco all or part of his pro rata portion of 1,173,267 ordinary shares of Holdco he receives in the share exchange for an amount in cash equal to (1) (x) the number of shares being put multiplied by (y) $10.10 per share plus (2) his pro rata portion of interest, if any, and subject to the pre-ruling granted by the Israel Tax Authority, as generated in the put option escrow account as described below. $11,850,000 shall be deposited into an escrow account, referred to as the put option escrow account, by Holdco at closing of the business combination to fund the payment of the purchase price for the put if it is exercised.

Ability will declare and pay a dividend to the Shareholders of $11 million prior to the closing of the Merger, which dividend shall be paid from the retained earnings of Ability.

Upon the consummation of the transactions described herein, assuming approval of Cambridge shareholders at a special meeting to be called for such purpose, Holdco will be the new public entity and will change its name to a name to be determined by the parties prior to closing.

The transactions are expected to be consummated in the fourth quarter of 2015 after the required approval by the shareholders of Cambridge and the fulfillment of certain other conditions, all as described herein and in the Merger Agreement.

JV Share Purchase Agreement

In connection with and as a condition to the consummation of the Merger Agreement, Cambridge, Holdco, Ability, the Shareholders, Ability Security Systems Ltd. (“ASM”) and Eyal Tzur, ASM’s sole shareholder, have entered into a share purchase agreement (“JV share purchase agreement”), dated as of September 6, 2015, pursuant to which (a) at the closing of the business combination, Holdco or another entity designated by Holdco shall purchase 16 shares, or 16%, of ASM for $900,000 cash and (b) Mr. Tzur shall have the right to put all, but not less than all, of the remaining shares of ASM to Holdco (or its designated entity) during the 14 month period following the consummation of the business combination in exchange for 480,000 ordinary shares of Holdco, and, if same is not exercised by Mr. Tzur, then, Holdco shall have the right exercisable during the 90 days immediately following the foregoing option period, to call all of the remaining ASM shares in exchange for 432,000 ordinary shares of Holdco. The parties have entered into an escrow agreement (“JV purchase escrow agreement”) pursuant to which all of the shares of ASM, other than those purchased at the closing of the business combination, shall be placed in escrow to secure the obligations of Mr. Tzur under the terms of the JV share purchase agreement prior to exercise of the put or call rights thereunder. In addition, the parties have entered into other escrow agreements with respect to the ordinary shares of Holdco issuable to Mr. Tzur upon exercise of the put or call rights, including an agreement under which (a) all of the up to 480,000 ordinary shares that may be issued to him upon exercise of such rights are placed in escrow at the closing of the business combination, and (b) 5% of any such ordinary shares issued to him upon exercise of the put or call right are held in escrow for not less than one year following closing of the put or call right to secure his indemnification obligations under the JV share purchase agreement.

Lock-Up

The Shareholders will not be able to sell any of the ordinary shares of Holdco that they receive as a result of the business combination (subject to limited exceptions) until the second anniversary of end of the fiscal year in which the closing of the merger agreement took place. Each Shareholder will be required to enter into a lock-up agreement to such effect as a condition to exchanging their capital stock of Ability for the merger consideration. The Gordon Family 20007 Trust, a trust for the benefit of the children of Benjamin Gordon, Cambridge’s chief executive officer, has agreed that it will be subject to the same restrictions on transferring its shares following the closing of the merger agreement. As a condition to the closing of the Merger Agreement, The Gordon Family 2007 Trust will be required to enter into a similar lock-up agreement.

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Indemnification of Holdco and Company Shareholders

The Shareholders have agreed to indemnify and hold harmless Holdco for any inaccuracies or breaches of their representations and warranties or for the non-fulfillment or breach of any covenant or agreement contained in the Merger Agreement.

To provide a fund for payment to Holdco with respect to its post-closing rights to indemnification under the Merger Agreement, there will be placed in escrow (with an independent escrow agent) a number of ordinary shares of Holdco issuable to the Shareholders at closing equal to 5% of the total merger consideration (“Indemnity Escrow Fund”) under the Merger Agreement. The escrow will be the sole remedy for Holdco with respect to its rights to indemnification under the Merger Agreement. The escrow agent shall release fifty percent (50%) of the escrow shares to the Shareholders on the first anniversary of the closing and the remaining escrow shares shall be released on the earlier of (i) eighteen month anniversary of the closing date, and (ii) the thirtieth day following the filing by Holdco of its Annual Report on Form 10-K for its 2016 fiscal year, except for any shares subject to pending claims and certain other matters. Representations regarding Ability’s existing litigations are not covered by this indemnification obligation.

No amount for indemnification shall be payable to Holdco unless and until the aggregate amount of all indemnifiable losses otherwise payable exceeds a set deductible amount ($1,500,000), in which event all indemnifiable losses so due in excess of the deductible amount shall be paid out of the Escrow Shares. The aggregate liability for losses of Holdco shall not in any event exceed the value of the Indemnity Escrow Fund. Holdco shall have no claim for indemnity against the Shareholders other than for any of the shares placed in escrow.

Representations and Warranties

The Merger Agreement contains representations and warranties of Ability, Cambridge and Holdco relating to, among other things, (a) proper organization and similar corporate matters, (b) capital structure of each constituent company, (c) the authorization, performance and enforceability of the Merger Agreement, (d) licenses and permits, (e) taxes, (f) financial information and absence of undisclosed liabilities, (g) holding of leases and ownership of real property and other properties, including intellectual property, (h) accounts receivable, (i) contracts, (j) title to, and condition of, properties and environmental condition thereof, (k) absence of certain changes, (l) employee matters, (m) compliance with laws, (n) litigation and (o) regulatory matters.

The Merger Agreement also contains customary representations and warranties by the Shareholders relating to, among other things, authority and similar matters, absence of conflicts, ownership of the securities of the Company and certain investment-related matters.

Covenants

Cambridge, Holdco and Ability have each agreed to take such actions as are necessary, proper or advisable to consummate the transactions contemplated by the Merger Agreement. They have also agreed to continue to operate their respective businesses in the ordinary course prior to the closing and not to take certain specified actions without the prior written consent of the other party.

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The Merger Agreement also contains additional covenants of the parties, including, among others, covenants providing for:

(i)	The parties to use commercially reasonable best efforts to obtain all necessary approvals from governmental agencies and other third parties that are required for the consummation of the transactions contemplated by such agreements;

(ii)	The protection of confidential information of the parties and, subject to the confidentiality requirements, the provision of reasonable access to information;

(iii)	The preparation and filing by Cambridge and Holdco of a proxy statement/registration statement to solicit proxies from the Cambridge shareholders regarding, among other things, (i) approval of the transactions contemplated by the Merger Agreement, (ii) approval of amendments to Holdco’s Amended and Restated Memorandum and Articles of Association (“Charter Documents”), including the change of Holdco’s name to a name determined by the parties prior to closing, (iii) approval of Holdco’s proposed long-term equity inventive plan and (iv) approval to adjourn the special meeting, if necessary;

(iv)	Cambridge and Holdco to use their reasonable best efforts to obtain approval for the listing of Holdco’s ordinary shares and warrants on Nasdaq;

(v)	Ability to provide periodic financial information to Cambridge through the closing; and

(vi)	Ability and the Shareholders to waive their rights to make claims against Cambridge to collect from the trust fund established for the benefit of the holders of the shares sold in Cambridge’s IPO (“Public Shares”) for any monies that may be owed to them by Cambridge.

Conditions to Closing

General Conditions

Both Cambridge’s and Ability’s obligations to consummate the transactions contemplated by the merger agreement are conditioned upon, among other things:

•	the merger proposal having been duly approved and adopted by the Cambridge stockholders by the requisite vote under the laws of Delaware and Cambridge’s amended and restated certificate of incorporation;

•	Cambridge having at least $5 million of net tangible assets after taking into account any holders of Public Shares having exercised their right to convert their Public Shares into cash;

•	confirmation from Nasdaq that Holdco meets all the requirements for listing on such exchange other than the requirement to have a sufficient number of round lot holders; and

•	the proxy statement/prospectus being declared effective.

In addition, the consummation of the transactions contemplated by the business combination is conditioned upon, among other things, (i) no action, suit or proceeding shall be pending or threatened which is reasonably likely to prevent consummation of any of the transactions contemplated by the merger agreement, cause any of the transactions contemplated by the merger agreement to be rescinded following consummation or affect materiality and adversely the right of Cambridge or Ability to own, operate or control any of the assets or operations of Holdco following the transactions and judgment, stipulation or decree to any such affect shall be in effect, (ii) the execution by and delivery to each party of each of the various transaction documents, (iii) the delivery by each party to the other party of a certificate to the effect that the representations and warranties of each party are true and correct in all material respects as of the closing and such party shall have complied with all covenants and agreements required to be complied with by them on or prior to the closing, and (iv) the receipt of all necessary consents and approvals by third parties, if any.

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Ability’s Conditions to Closing

The obligations of Ability and the Shareholders to consummate the transactions contemplated by the Merger Agreement also are conditioned upon, among other things:

•	there being no material adverse effect with respect to Cambridge or Holdco;

•	Cambridge shall be in compliance with reporting requirements under the Securities Exchange Act of 1934;

•	the lock-up agreement shall have been executed and delivered by The Gordon Family 2007 Trust;

•	Cambridge shall have arranged for funds remaining in the trust account to be dispersed to Holdco upon the closing of the business combination; and

•	receipt by Ability of opinions of Cambridge’s US counsel in agreed form.

Cambridge’s and Holdco’s Conditions to Closing

The obligations of Cambridge and Holdco to consummate the transactions contemplated by the merger agreement also are conditioned upon each of the following, among other things:

•	there being no material adverse effect with respect to Ability;

•	the lock-up agreements shall have been executed and delivered by the Ability securityholders;

•	certain individuals shall have entered into employment agreements with Ability in agreed form;

•	all outstanding indebtedness owed by any insider of Ability shall have been repaid in full; (ii) all guaranteed or similar arrangements pursuant to which Ability has guaranteed the payment or performance of any obligations of any Ability insider to a third party shall have been terminated; and (iii) no Ability insider shall own any direct equity interests in any subsidiary of Ability; and

•	receipt by Cambridge of opinion of Ability’s US and Israel counsels in agreed form.

Waivers

If permitted under applicable law, either Cambridge or Ability may waive any inaccuracies in the representations and warranties made to such party contained in the Merger Agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the Merger Agreement. The $5 million net tangible asset requirement may not be waived. There can be no assurance that all of the conditions will be satisfied or waived.

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Termination

The Merger Agreement may be terminated at any time, but not later than the closing, as follows:

•	by mutual written consent of Cambridge and Ability;

•	by either Cambridge or Ability if the transactions contemplated by the merger agreement are not consummated on or before December 23, 2015;

•	by either Cambridge or Ability if a governmental entity shall have issued an order, decree, judgment or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the merger, which order, decree, judgment, ruling or other action is final and nonappealable;

•	by either Cambridge or Ability if the other party has breached any of its covenants or representations and warranties in any material respect and has not cured its breach within thirty days of the notice of an intent to terminate, provided that the terminating party is itself not in breach;

•	by Ability if, at the Cambridge stockholder meeting, the business combination shall fail to be approved by Cambridge’s stockholders;

•	by Ability or Cambridge if Cambridge would have less than $5 million of net tangible assets after taking into account any holders of Cambridge’s Public Shares having properly exercised conversion rights;

•	by Ability if, immediately prior to the merger, Cambridge does not have cash on hand of $40,000,000 after giving effect to payment of amounts that Cambridge will be required to pay to converting stockholders upon consummation of the transactions contemplated by the merger agreement and certain other fees and expenses set forth in the merger agreement;

•	by Cambridge if the relevant Israeli tax authorities issue any ruling or decision prior to consummation of the business combination that serves to lockup or restrict transfers by any person holding Cambridge common stock prior to the consummation of the business combination, other than any pre-closing director or officer of Cambridge holding 5% or more of the outstanding Cambridge common stock;

•	by Ability if the relevant tax authorities issue any ruling or decision prior to consummation of the business combination that does not provide for the tax treatment to the Stockholders contemplated by their application to the Israeli Tax Authority; and

•	by Cambridge if ASM and Eyal Tzur have materially breached any representation or covenant contained in the JV share purchase agreement that were not cured prior to consummation, unless the business and operations of ASM can be otherwise transferred to Holdco without liabilities to Holdco.

Item 7.01	Regulation FD Disclosure.

Investor Presentation

Commencing shortly after the filing of this Current Report on Form 8-K, Cambridge intends to hold presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Cambridge’s securities, in connection with the proposed transaction with Ability, as described in this Current Report on Form 8-K. This Current Report on Form 8-K, including some or all of the exhibits hereto, will be distributed to participants at such presentations. The slides to be used in connection with this investor presentation are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

Press Release

On September 8, 2015, Cambridge and Ability issued a joint press release announcing their entry into the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)      Exhibits:

Exhibit	Description

2.1	Agreement and Plan of Reorganization, dated as of September 6, 2015, by and among Cambridge Capital Acquisition Corporation, Cambridge Holdco Corp, Ability Computer & Software Industries Ltd., and the securityholders of Ability Computer & Software Industries Ltd.*

10.1	Form of Lock-Up Agreement.

10.2	JV Share Purchase Agreement, dated as of September 6, 2015, by and among Cambridge Capital Acquisition Corporation, Cambridge Holdco Corp, Ability Computer & Software Industries Ltd., the securityholders of Ability Computer & Software, Ability Security Systems Ltd. and Eyal Tzur.

99.1	Press release dated September 8, 2015.

99.2	Investor Presentation.

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Cambridge agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

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SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2015	CAMBRIDGE CAPITAL ACQUISITION CORP.

	By:	/s/ Benjamin Gordon
Name: Benjamin Gordon
Title: Chief Executive Officer

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